                                                                  EXECUTION COPY
================================================================================

                       MASTER INTERIM SERVICING AGREEMENT




                                     between




                          LEHMAN BROTHERS BANK, F.S.B,
                                    Purchaser




                                       and




                          FIRST NATIONAL BANK OF NEVADA
                                     Seller




                         Dated as of September 24, 2004




                     CONVENTIONAL FIXED AND ADJUSTABLE RATE
                           RESIDENTIAL MORTGAGE LOANS






================================================================================

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                                TABLE OF CONTENTS
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                                                                                                               Page


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01        Definitions...................................................................................1


                                   ARTICLE II

                                    SERVICING

Section 2.01        Seller to Act as Servicer.....................................................................9
Section 2.02        Liquidation of Mortgage Loans................................................................10
Section 2.03        Collection of Mortgage Loan Payments.........................................................11
Section 2.04        Establishment of and Deposits to Custodial Account...........................................11
Section 2.05        Permitted Withdrawals From Custodial Account.................................................12
Section 2.06        Establishment of and Deposits to Escrow Account..............................................13
Section 2.07        Permitted Withdrawals From Escrow Account....................................................14
Section 2.08        Payment of Taxes, Insurance and Other Charges................................................14
Section 2.09        PMI and LPMI Obligations.....................................................................15
Section 2.10        Protection of Accounts.......................................................................15
Section 2.11        Maintenance of Hazard Insurance..............................................................15
Section 2.12        Maintenance of Mortgage Impairment Insurance.................................................17
Section 2.13        Maintenance of Fidelity Bond and Errors and Omissions Insurance..............................17
Section 2.14        Inspections..................................................................................18
Section 2.15        Restoration of Mortgaged Property............................................................18
Section 2.16        Maintenance of PMI Policy and/or LPMI Policy; Claims.........................................18
Section 2.17        Title, Management and Disposition of REO Property............................................20
Section 2.18        Permitted Withdrawals with respect to REO Property...........................................21
Section 2.19        Real Estate Owned Reports....................................................................21
Section 2.20        Liquidation Reports..........................................................................21
Section 2.21        Reports of Foreclosures and Abandonments of Mortgaged Property...............................21


                                   ARTICLE III

                              PAYMENTS TO PURCHASER

Section 3.01        Remittances..................................................................................21
Section 3.02        Statements to Purchaser......................................................................22
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                                   ARTICLE IV

                          GENERAL SERVICING PROCEDURES

Section 4.01        Transfers of Mortgaged Property..............................................................22
Section 4.02        Satisfaction of Mortgages and Release of Mortgage Files......................................23
Section 4.03        Servicing Compensation.......................................................................23
Section 4.04        Annual Statement as to Compliance............................................................24
Section 4.05        Annual Independent Public Accountants' Servicing Report......................................24
Section 4.06        Right to Examine Seller Records..............................................................24


                                    ARTICLE V

                               SELLER TO COOPERATE

Section 5.01        Provision of Information.....................................................................24
Section 5.02        Financial Statements; Servicing Facilities...................................................25


                                   ARTICLE VI

                                   TERMINATION

Section 6.01        Agency Suspension..................................................ERROR! BOOKMARK NOT DEFINED.
Section 6.02        Damages......................................................................................25
Section 6.03        Termination Upon Transfer of Servicing.......................................................25
Section 6.04        Servicing Transfer Provisions................................................................26



                                   ARTICLE VII

                                BOOKS AND RECORDS

Section 7.01        Possession of Servicing Files Prior to the Transfer Date.....................................27


                                  ARTICLE VIII

                         INDEMNIFICATION AND ASSIGNMENT

Section 8.01        Indemnification..............................................................................28
Section 8.02        Limitation on Liability of Seller and Others.................................................28
Section 8.03        Limitation on Resignation and Assignment by Seller...........................................28
Section 8.04        Assignment by Purchaser......................................................................29

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                                   ARTICLE IX

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

Section 9.01        Authority and Capacity.......................................................................30
Section 9.02        Assistance...................................................................................30



                                    ARTICLE X

                    REPRESENTATIONS AND WARRANTIES OF SELLER

Section 10.01       Due Organization and Authority...............................................................30
Section 10.02       Ordinary Course of Business..................................................................30
Section 10.03       No Conflicts.................................................................................30
Section 10.04       Ability to Service...........................................................................31
Section 10.05       Ability to Perform...........................................................................31
Section 10.06       No Litigation Pending........................................................................31
Section 10.07       No Consent Required..........................................................................31
Section 10.08       No Untrue Information........................................................................31


                                   ARTICLE XI

                                     DEFAULT

Section 11.01       Events of Default............................................................................31
Section 11.02       Waiver of Defaults...........................................................................33


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01       Notices......................................................................................33
Section 12.02       Waivers......................................................................................33
Section 12.03       Entire Agreement; Amendment..................................................................33
Section 12.04       Execution; Binding Effect....................................................................34
Section 12.05       Headings.....................................................................................34
Section 12.06       Applicable Law...............................................................................34
Section 12.07       Relationship of Parties......................................................................34
Section 12.08       Severability of Provisions...................................................................34
Section 12.09       Recordation of Assignments of Mortgage.......................................................34
Section 12.10       Appointment and Designation of Master Servicer...............................................34
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

EXHIBITS

EXHIBIT 1         FORM OF MONTHLY REMITTANCE ADVICE

EXHIBIT 2         FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 3         FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 4         FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT 5         FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 6         MORTGAGE LOAN SCHEDULE

EXHIBIT 7         CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 8         FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT 9         FORM OF ACKNOWLEDGMENT AGREEMENT

EXHIBIT 10        FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                           INTERIM SERVICING AGREEMENT


                  This Interim Servicing Agreement (the "Agreement") is entered into as of the twenty-fourth day of September, 2004, by and between First National Bank of Nevada (the "Seller"), a national banking association and Lehman Brothers Bank, F.S.B., a federal savings bank (the "Purchaser").

                  WHEREAS, the Purchaser and Seller entered into a Master Mortgage Loan Purchase and Warranties Agreement dated as of the date hereof (the "Purchase Agreement") pursuant to which from time to time the Purchaser shall purchase from the Seller certain conventional, residential, fixed and adjustable rate first lien mortgage loans and fixed rate second lien mortgage loans (the "Mortgage Loans") delivered as whole loans servicing released; and


                  WHEREAS, the Purchaser desires to have the Seller service the Mortgage Loans in each Mortgage Loan Package during the period between the related Closing Date and the related Transfer Date (the "Interim Period"), the Seller desires to service and administer such Mortgage Loans on behalf of the Purchaser, or its designee or assignee, during the related Interim Period, and the parties desire to provide the terms and conditions of such interim servicing by the Seller.


                  NOW, THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions. The following terms are defined as follows (except as otherwise agreed by the parties).

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

                  Adequately Capitalized: Adequately Capitalized shall mean, with respect to any Insured Depository Institution, the maintenance by such Insured Depository Institution of capital ratios at or above the required minimum levels for such capital category under the regulations promulgated pursuant to Section 1831(o) of the United States Code, as amended from time to time, by the Appropriate Federal Banking Agency for such institution, as such regulation may be amended from time to time.

                  Agreement: This agreement between the Purchaser and the Seller for the interim servicing and administration of the Mortgage Loans.

                  Ancillary Income: All income (other than principal and interest) derived from the Mortgage Loans, including but not limited to, late charges, prepayment penalties, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges. The Seller shall retain all Ancillary Income as part of the Servicing Fee to the extent not required to be deposited into the Custodial Account.

                  Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

                  Appropriate Federal Banking Agency: Appropriate Federal Banking Agency shall have the meaning ascribed to it by Section 1813(q) of Title 12 of the United States Code, as amended from time to time.

                  BIF: The Bank Insurance Fund, or any successor thereto.

                  Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a federal holiday.

                  Closing Date: The date or dates on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule.

                  Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  Custodial Account: The separate account or accounts created and maintained pursuant to Section 2.04.

                  Cut-off Date: The first day of the month in which the related Closing Date occurs.

                  Determination Date: The fifteenth (15th) day of the calendar month immediately preceding the related Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month following the actual Due Date.

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                  Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending in the first day of the month preceding the Remittance Date.

                  Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                  (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

                  (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's Investors Service, Inc.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

                  Escrow Account: The separate account or accounts created and maintained pursuant to Section 2.06.

                  Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

                  Event of Default: Any one of the conditions or circumstances enumerated in Section 11.01.

                  Fannie Mae: Fannie Mae, or any successor thereto.

                  Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  Freddie Mac: Freddie Mac, or any successor thereto.

                  Fidelity Bond: A fidelity bond to be maintained by the Seller pursuant to Section 2.13.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Insured Depository Institution: Insured Depository Institution shall have the meaning ascribed to such term by Section 1813(c)(2) of Title 12 of the United States Code, as amended from time to time.

                  Interim Period: The period between the related Closing Date and the related Transfer Date.

                  Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

                  Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the outstanding principal amount of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

                  LPMI Loan: A Mortgage Loan with a LPMI Policy.

                  LPMI Policy: A policy of primary mortgage guaranty insurance issued by United Guaranty Corporation or another Qualified Insurer pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Terms Letter and Mortgage Loan Schedule.

                  LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

                  Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit 7 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 2.12.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note.

                  Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, purchased by the Purchaser on a servicing released basis, each Mortgage Loan being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Insurance Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Documents: The documents contained in the Mortgage File pertaining to each Mortgage Loan.

                  Mortgage Loan Package: A pool of Mortgage Loans sold to the Purchaser on a Closing Date.

                  Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus (i) the Interim Servicing Fee Rate, and (ii) with respect to LPMI Loans, the LPMI Fee.

                  Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Exhibit 6, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company's Mortgage Loan identifying number; (2) the Mortgagor's and Co-Mortgagor's (if applicable) names; (3) the street address of the Mortgaged Property, including the city, state, zip code, county, lot number, block number and section number; (4) a code indicating whether the Mortgaged Property is a single family residence, a 2 family dwelling, a 3-4 family dwelling, a manufactured home, a PUD, a townhouse, a unit in a condominium project, a co-operative, a mixed-use property, land, or a non-residential property (require current S&P coding convention from Purchaser);
(5) a code indicating the loan is a fixed rate or adjustable rate Mortgage Loan (require current S&P coding convention from Purchaser); (6) Product Description (require current S&P coding convention from Purchaser); (7) a code indicating the lien status of the Mortgage Loan; (8) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (9) the Loan to Value Ratio at origination; (10) the combined Loan to Value Ratio at origination; (11) the Mortgage Interest Rate as of the related Cut-off Date;
(12) the Payment and Rate Adjustment Frequencies (if applicable); (13) the Index (if applicable); (14) the initial Interest Rate Adjustment Date (if applicable);

(15) the initial Payment Adjustment Date (if applicable); (16) the next Interest Rate Adjustment Date (if applicable); (17) the next Payment Adjustment Date (if applicable); (18) the Gross Margin (if applicable); (19) the minimum Mortgage Interest Rate under the terms of the Mortgage Note (if applicable); (20) a code indicating Interest Only Loans (yes or no); (21) the maximum Mortgage Interest Rate under the terms of the Mortgage Note (if applicable); (22) the Mortgage Interest Rate adjustment cap at the initial Interest Rate Adjustment Date (if applicable); (23) the Mortgage Interest Rate adjustment cap at all subsequent Interest Rate Adjustment Dates (if applicable); (24) the Lifetime Mortgage Interest Rate Cap (if applicable); (25) the rounding provisions under the terms of the Mortgage Note (if applicable); (26) the lookback provisions (#of days) under the terms of the Mortgage Note (if applicable); (27) negative amortization indicator and limit; (28) the date on which the first payment is due; (29) the original term of the Mortgage Loan; (30) the stated maturity date; (31) the amount of the Monthly Payment; (32) the Annual Payment Cap expressed as a percentage (for Arms only); (33) the next due date as of the related Cut-off Date; (34) the original principal amount of the Mortgage Loan; (35) the Senior and Subordinate balances (if applicable); (36) the closing date of the Mortgage Loan; (37) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date; after deduction of payments of principal actually received on or before the related Cut-off Date; (38) monthly payment histories on current and prior mortgages (24 months if available); (39) prior foreclosure history or a code indicating whether the Mortgagor or the co-Mortgagor has been in foreclosure at any time during the previous twenty-four months (to the extent available); (40) prior bankruptcy history or a code indicating whether the Mortgage or the co-Mortgagor has been bankrupt in the previous twenty-four months; (41) the loan purpose code; (42) the occupancy code; (43) the loan documentation type, (to be provided in conformance with Standard and Poor's documentation categories- Field 5); (44) Asset Verification (Purchase Money loans only), (yes or no); (45) a code indicating the Credit Grade of the Mortgage Loan (if applicable); (46) the debt to income ratio; (47) the Mortgagor's and Co-Mortgagor's (if applicable) social security numbers; (48) the Mortgagor's and Co-Mortgagor's (if applicable) original FICO score and the Next Generation FICO score for new credit scores (if available); (49) a code indicating Next Generation FICO (Y/N); (50) the Mortgagor's mailing address if different from Number (3) above; (51) the Mortgagor's home telephone number;
(52) the Mortgagor's business telephone number; (53) the purchase price of the Mortgaged Property (if a purchase); (54) the Appraisal date and the Appraisal value of the Mortgaged Property; (55) the Mortgagor's and Co-Mortgagor's (if applicable) race; (56) the Mortgagor's and Co-Mortgagor's (if applicable) gender; (57) the Mortgagor's and Co-Mortgagor's (if applicable) date of birth;
(58) the number of bedrooms; (59) the combined annual income; (60) the application date; (61) the broker's name (to the extent available); (62) the broker's firm name (to the extent available); (63) the appraiser's name (to the extent available); (64) the appraiser's firm name (to the extent available);
(65) the settlement agent (to the extent available); (66) the origination channel (wholesale, retail, or correspondent); (67) flood insurance contract provider; (68) tax service contract provider; (69) number of units; (70) as of date; (71) amortization term; (72) balloon flag; (73) prepayment penalty flag;
(74) prepayment penalty term as well as the percentage amount and prepayment penalty description (i.e.- 6 months interest, set percentage of UPB) (to the extent available); (75) payment history current loan; (76) payment history previous loan; (77) mortgage insurance provider, or code for LPMI; (78) mortgage insurance coverage percentage; (79) mortgage insurance certificate number; (80) number of borrowers; (81) first time home buyer flag; (82) the year in which the

Mortgaged Property was built; (83) the monthly tax and insurance payment; (84) the monthly servicing fee (if applicable); (85) the escrow balance as of the Cut-off Date (to the extent available); (86) The MIN number assigned to each Mortgage Loan, if applicable; (87) a code indicating the Appraisal Type (Tax Assessment, BPO, Drive-By Form 704, URAR, Form 2065, Form 2055 (Exterior only), Form 2055 (Interior Inspection), or AVM; (88) if the Appraisal Type in #87 is an AVM, then a description of the AVM type; (89) a code indicating whether the Borrower(s) is self-employed (yes or no); (90) a code indicating whether the loan is High Cost or Covered (HC, CV, HL); (91) a section 32 flag and the origination points and or fees; (92) a code indicating if a loan is assumable (yes or no); (93) the APR on the Mortgage Loan and (94) any additional data requested by purchaser to comply with Standard & Poor's LEVELS(R). With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor: The obligor on a Mortgage Note.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Purchaser or Seller, as applicable, and delivered as required by this Agreement.

                  Opinion of Counsel: Written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

                  PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

                  Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

                  Purchase Agreement: The Mortgage Loan Purchase and Warranties Agreement between the Purchaser and the Seller related to the purchase of the Mortgage Loans dated as of the Cut-off Date.

                  Purchaser: Lehman Brothers Bank, F.S.B. and its assigns and or successors in interest.

                  Qualified Depository: ______________________ or such other depository the accounts of which are insured by the FDIC through the BIF or the SAIF.

                  Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

                  Remittance Date: The remittance date shall be the 18th day of each calendar month (or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day).

                  REO Disposition: The final sale by the Seller of any REO Property.

                  REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 2.17.

                  REO Property: A Mortgaged Property acquired by the Seller on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 2.17.

                  Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase, less amounts received, if any, plus amounts advanced, if any, by any servicer, in respect of such repurchased Mortgage Loan.

                  SAIF: The Savings Association Insurance Fund, or any successor thereto.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Seller of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage and (d) compliance with the obligations under Section 2.08.

                  Servicing Fee: With respect to each Mortgage Loan, an amount equal to $12.00 per month. Such fee shall be payable monthly and shall be pro rated for any portion of a month during which the Mortgage Loans is serviced pursuant to this Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05) of such Monthly Payment collected by the Seller, or as otherwise provided under Section 2.05.

                  Servicing File: With respect to each Mortgage Loan, the file retained by the Seller consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser or the Purchaser's designee, and copies of the Mortgage Loan Documents listed on Exhibit 7 attached hereto.

                  Servicing Officer: Any officer of the Seller involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.

                  Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Seller for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Seller thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Seller with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

                  Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

                  Terms Letter: With respect to each purchase of a Mortgage Loan Package, that certain Purchase Price and Terms Letter setting forth the general terms and conditions of such transaction and identifying the Mortgage Loans to be purchased thereunder, by and between the Seller, or its designee, and the Purchaser.

                  Transfer Date: The date on which the Purchaser, or its designee, shall receive the transfer of servicing responsibilities and begin to perform the servicing of the Mortgage Loans, and the related Seller shall cease all servicing responsibilities. Such Transfer Date shall occur on the date set forth in the related Terms Letter.

                                   ARTICLE II

                                    SERVICING

                  Section 2.01 Seller to Act as Servicer. With respect to the Mortgage Loans in each Mortgage Loan Package purchased by the Purchaser, from and after the related Closing Date, the Seller, as an independent contractor, shall, from time to time, service and administer the Mortgage Loans, during the related Interim Period, by execution and delivery of (a) the related Acknowledgement Agreement, in the form attached hereto as Exhibit 9, and (b) the related Assignment and Assumption Agreement, in the form attached hereto as
Exhibit 10, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

                  Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Seller has obtained the prior written consent of the Purchaser, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Seller shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 2.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Seller shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to
Section 2.05 or upon the related Transfer Date. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Seller, the Purchaser shall furnish the Seller with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

                  In servicing and administering the Mortgage Loans, the Seller shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Seller.

                  The Seller shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the Seller has been notified of such transfers as provided in this Section 2.01. The Purchaser may sell and transfer, in whole or in part, the Mortgage Loans, provided that no such sale and transfer shall be binding upon Seller unless such transferee shall agree in writing in the form of the Assignment and Assumption Agreement attached hereto Exhibit 8, to be bound by the terms of this Agreement, and an executed copy of the same shall have been delivered to the Seller. Upon receipt thereof, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and the previous Purchaser shall be released from its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the Purchaser and Seller and their permitted successors, assignees and designees.

                  Section 2.02 Liquidation of Mortgage Loans. In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section
2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such action as (1) the Seller would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment,
(2) shall be consistent with Accepted Servicing Practices, (3) the Seller shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy or LPMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Seller shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Seller shall notify the Purchaser in writing of the Seller's intention to do so, and the Seller shall not commence foreclosure proceedings if the Purchaser objects to such action within 10 Business Days of receiving such notice. In such connection, the Seller shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Seller shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and
(b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 2.05) or through Insurance Proceeds (respecting which it shall have similar priority).

                  Section 2.03 Collection of Mortgage Loan Payments. Continuously from the date hereof until the related Transfer Date, the Seller shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

                  Section 2.04 Establishment of and Deposits to Custodial Account. The Seller shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "First National Bank of Nevada in trust for Purchasers of Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2004-1 and various Mortgagors". The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Seller in accordance with Section 2.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Seller, or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Seller. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

                  The Seller shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Seller after the related Cut-off Date:

                  (i) all payments on account of principal on the Mortgage
         Loans;

                  (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

                  (iii) all Liquidation Proceeds;

                  (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.11 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with
         Section 2.15), Section 2.12 and Section 2.16;

                  (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.15;

                  (vi) any amount required to be deposited in the Custodial Account pursuant to Section 2.01, 2.10, 2.17, 4.01 or 4.02;

                  (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 7 of the Purchase Agreement; and

                  (viii) any amounts required to be deposited by the Seller pursuant to Section 2.12 in connection with the deductible clause in any blanket hazard insurance policy.

                  The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of assumption fees, to the extent permitted by Section 4.01, need not be deposited by the Seller into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 2.05.


                  Section 2.05 Permitted Withdrawals From Custodial Account. The Seller shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

                  (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 3.01;

                  (ii) with respect to each LPMI Loan, in the amount of the LPMI Fee, to make payments with respect to premiums for LPMI Policies;

                  (iii) to reimburse itself for unreimbursed Servicing Advances, any unpaid Servicing Fees and for unreimbursed advances of Seller funds made pursuant to Section 2.17, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser except that, where the Seller is required to repurchase a Mortgage Loan pursuant to Section 4.02 of this Agreement, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                  (iv) to pay itself interest on funds deposited in the Custodial Account;

                  (v) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 4.03;

                  (vi) to clear and terminate the Custodial Account upon the termination of this Agreement; and

                  (vii) to withdraw funds deposited in error.

                  In the event that the Custodial Account is interest bearing, on each Remittance Date, the Seller shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 3.01, the Seller is not obligated to remit on such Remittance Date. The Seller may use such withdrawn funds only for the purposes described in this Section 2.05.


                  Section 2.06 Establishment of and Deposits to Escrow Account. The Seller shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "First National Bank of Nevada in trust for Purchasers of Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2004-1 and various Mortgagors". The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Seller in accordance with Section
2.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Seller, or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Seller. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

                  The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

                  (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

                  (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

                  The Seller shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 2.07. The Seller shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.


                  Section 2.07 Permitted Withdrawals From Escrow Account. Withdrawals from the Escrow Account or Accounts may be made by the Seller only:

                  (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                  (ii) to reimburse the Seller for any Servicing Advance made by the Seller pursuant to Section 2.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

                  (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

                  (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                  (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.15;

                  (vi) to pay to the Seller, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                  (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and

                  (viii) to withdraw funds deposited in error.

                  Section 2.08 Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Seller shall make advances from its own funds to effect such payments.

                  Section 2.09 PMI and LPMI Obligations. The Seller shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies and LPMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time. The Seller shall be obligated to make premium payments with respect to (a) LPMI Policies, and (b) if the Mortgagor fails to pay any PMI Policy premium, such PMI Policy.

                  Section 2.10 Protection of Accounts. The Seller may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

                  The Seller shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

                  Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Seller be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Seller shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Seller) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Seller in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Seller and may be withdrawn at any time by the Seller. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Seller out of its own funds immediately as realized.

                  Section 2.11 Maintenance of Hazard Insurance. The Seller shall cause to be maintained for each Mortgage Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

                  If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best's in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Seller determines in accordance with applicable law and Accepted Servicing Practices that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Seller shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Seller shall immediately force place the required flood insurance on the Mortgagor's behalf.

                  If a Mortgage is secured by a unit in a condominium project, the Seller shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Accepted Servicing Practices, and secure from the owner's association its agreement to notify the Seller promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

                  The Seller shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

                  In the event that any Purchaser or the Seller shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Seller shall, in accordance with Accepted Servicing Practices, provide notice of such to the Mortgagor.

                  All policies required hereunder shall name the Seller as loss payee and shall be endorsed with standard or New York mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

                  The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best's and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Seller shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Seller shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

                  Pursuant to Section 2.04, any amounts collected by the Seller under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Seller's normal servicing procedures as specified in Section 2.15) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.


                  Section 2.12 Maintenance of Mortgage Impairment Insurance. In the event that the Seller shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.11 and otherwise complies with all other requirements of Section 2.11, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.11. Any amounts collected by the Seller under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.11, and there shall have been a loss which would have been covered by such policy, the Seller shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Seller's funds, without reimbursement therefor. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

                  Section 2.13 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Seller shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Seller Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Seller Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Seller against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.13 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal [$5,000,000]. Upon the request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

                  Section 2.14 Inspections. The Seller shall inspect the Mortgaged Property as often as deemed necessary by the Seller to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Seller immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Seller shall keep a written report of each such inspection.

                  Section 2.15 Restoration of Mortgaged Property. The Seller need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Seller shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                  (i) the Seller shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                  (ii) the Seller shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

                  (iii) the Seller shall verify that the Mortgage Loan is not in default; and

                  (iv) pending repairs or restoration, the Seller shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

                  If the Purchaser is named as an additional loss payee, the Seller is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

                  Section 2.16 Maintenance of PMI Policy and/or LPMI Policy; Claims. With respect to each Mortgage Loan with a LTV in excess of 80%, the Seller shall:

                  (i) with respect to Mortgage Loans which are not LPMI Loans, without any cost to the Owner, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 75% (or such other percentage as stated in the related Acknowledgment Agreement) of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Seller shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Seller shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Seller shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Seller determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Seller shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Seller would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.01, the Seller shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement PMI Policy as provided above.

                  (ii) with respect to LPMI Loans, maintain in full force and effect an LPMI Policy insuring that portion of the Mortgage Loan in excess of 75% (or such other percentage as stated in the related Acknowledgment Agreement) of value, and from time to time, withdraw the LPMI Fee with respect to such LPMI Loan from the Custodial Account in order to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that the interest payments made with respect to any LPMI Loan are less than the LPMI Fee, the Seller shall advance from its own funds the amount of any such shortfall in the LPMI Fee, in payment of the premium on the related LPMI Policy. Any such advance shall be a Servicing Advance subject to reimbursement pursuant to the provisions on Section 2.05. In the event that such LPMI Policy shall be terminated, the Seller shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated LPMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Seller shall determine whether recoveries under the LPMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Seller shall in no event have any responsibility or liability for any failure to recover under the LPMI Policy for such reason. If the Seller determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Seller shall not take any action which would result in noncoverage under any applicable LPMI Policy of any loss which, but for the actions of the Seller would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to
         Section 4.01, the Seller shall promptly notify the insurer under the related LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such LPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such LPMI Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement LPMI Policy as provided above.

                  In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.04, any amounts collected by the Seller under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 2.05.

                  Section 2.17 Title, Management and Disposition of REO Property. In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

                  The Seller shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Seller, either itself or through an agent selected by the Seller, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Seller shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Seller deems to be in the best interest of the Purchaser.

                  The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Seller determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Seller and Purchaser shall be entered into with respect to such purchase money mortgage.

                  The Seller shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

                  The disposition of REO Property shall be carried out by the Seller at such price, and upon such terms and conditions, as the Seller deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Seller shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to this Section, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

                  With respect to each REO Property, the Seller shall hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account. The Seller shall cause to be deposited on a daily basis upon the receipt thereof in each Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property.

                  Notwithstanding the foregoing, at any time and from time to time, the Purchaser may at its election terminate this Agreement with respect to one or more REO Properties as provided by Section 6.03(c).

                  Section 2.18 Permitted Withdrawals with respect to REO Property. The Seller shall withdraw REO funds on deposit in the Custodial Account with respect to each related REO Property necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.11 and the fees of any managing agent acting on behalf of the Seller. The Seller shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in Section 2.17 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

                  Section 2.19 Real Estate Owned Reports. Together with the statement furnished pursuant to Section 2.20, the Seller shall furnish to the Purchaser on or before the 15th day of each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.


                  Section 2.20 Liquidation Reports. Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

                  Section 2.21 Reports of Foreclosures and Abandonments of Mortgaged Property. Following the foreclosure sale or abandonment of any Mortgaged Property, the Seller shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

                                  ARTICLE III

                             PAYMENTS TO PURCHASER

                  Section 3.01 Remittances. On each Remittance Date the Seller shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05), plus (b) all amounts, if any, which the Seller is obligated to distribute pursuant to Section 2.03.

                  With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

                  Section 3.02 Statements to Purchaser. Not later than the fifth Business Day of each month, the Seller shall furnish to the Purchaser a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of
Exhibit 1 annexed hereto in hard copy and electronic medium mutually acceptable to the parties as to the preceding remittance and the period ending on the preceding Determination Date.

                  In addition, not more than 60 days after the end of each calendar year, the Seller shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

                  Such obligation of the Seller shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Seller pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

                  The Seller shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

                                   ARTICLE IV

                          GENERAL SERVICING PROCEDURES

                  Section 4.01 Transfers of Mortgaged Property. The Seller shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Seller shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Seller shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or LPMI Policy, if any.

                  If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller shall enter into
(i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Seller is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Seller has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Seller for entering into an assumption agreement, a portion of such fee, up to an amount equal to one-half of one percent (0.5%) of the outstanding principal balance of the related Mortgage Loan, will be retained by the Seller as additional servicing compensation, and any portion thereof in excess of one-half of one percent (0.5%) shall be deposited in the Custodial Account for the benefit of the Purchaser. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

                  To the extent that any Mortgage Loan is assumable, the Seller shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by the Seller with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Seller diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.


                  Section 4.02 Satisfaction of Mortgages and Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Purchaser in accordance with this Section 4.02 hereof.

                  If the Seller satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Seller otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Seller shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Seller shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.13 insuring the Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                  Section 4.03 Servicing Compensation. As consideration for servicing the Mortgage Loans during the Interim Period, the Seller shall retain a Servicing Fee with respect to each Mortgage Loan, which amount shall be prorated for any portion of a month during which the Mortgage Loan is serviced by the Seller pursuant to this Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05) of such Monthly Payment collected by the Seller, or as otherwise provided under Section 2.05.

                  Additional servicing compensation in the form of assumption fees, to the extent provided in Section 4.01 and Ancillary Income, shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

                  Section 4.04 Annual Statement as to Compliance. The Seller shall deliver to the Purchaser, on or before March 31 each year beginning March 31, 2005, and on the Transfer Date an Officer's Certificate, stating that (i) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) the Seller has complied fully with the provisions of Article II and
Article IV, and (iii) to the best of such officer's knowledge, based on such review, the Seller has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Seller to cure such default.

                  Section 4.05 Annual Independent Public Accountants' Servicing Report. On or before March 31st of each year beginning March 31, 2005, the Seller, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of
Article II and Article III have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Single Audit Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and
(ii) such other exceptions as shall be set forth in such statement.

                  Section 4.06 Right to Examine Seller Records. The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Seller, whether held by the Seller or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.


                                   ARTICLE V

                               SELLER TO COOPERATE

                  Section 5.01 Provision of Information. During the term of this Agreement, the Seller shall furnish to the Purchaser such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser or the purposes of this Agreement. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

                  The Seller shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

                  Section 5.02 Financial Statements; Servicing Facilities. In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Financial Consolidated Statement of Operations of the Seller for the most recently completed three fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Seller also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Seller (and are available upon request to members or stockholders of the Seller or to the public at large). If it has not already done so, the Seller shall furnish promptly to the Purchaser copies of the statement specified above.

                  The Seller shall make available to the Purchaser or any prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Seller or the financial statements of the Seller, and to permit any prospective Purchaser to inspect the Seller's servicing facilities for the purpose of satisfying such prospective Purchaser that the Seller have the ability to service the Mortgage Loans as provided in this Agreement.


                                   ARTICLE VI

                                   TERMINATION

                  Section 6.01 Damages. The Purchaser shall have the right at any time to seek and recover from the Seller any damages or losses suffered by it as a result of any failure by the Seller to observe or perform any duties, obligations, covenants or agreements herein contained or contained in the Purchase Agreement.

                  Section 6.02 Termination Upon Transfer of Servicing.

                  (a) Termination Procedures. This Agreement shall terminate with respect to the Mortgage Loans or portion thereof transferred on the related Transfer Date set forth in the related Terms Letter; provided that the Purchaser shall have the option to extend the related Transfer Date for 2 months from the original related Transfer Date upon written notice to the Seller at least 15 days prior to the related Transfer Date of its intent to extend the related Transfer Date for 2 months.

                  The Purchaser may elect to terminate this Agreement and transfer the servicing from the Seller prior to the Transfer Date with respect to all or any portion of the Mortgage Loans by providing written notice to the Seller of its intent to transfer servicing at least 30 days prior to the date on which it intends to transfer the servicing from the Seller. On or before the date specified by the Purchaser in accordance with this paragraph (a) for the transfer of servicing from the Seller, the Seller shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Loan Documents necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Seller's sole expense. The Seller shall cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder.

                  Section 6.03 Servicing Transfer Provisions. On or prior to the related Transfer Date the Seller shall, at its sole cost and expense take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

                  On the Transfer Date, the Seller shall comply with all of the provisions of Section 14 of the Purchase Agreement to effect a complete transfer of the Servicing Rights. On the related Transfer Date for each Mortgage Loan, this Agreement, except for Articles VI, VIII, IX and X which shall survive the Transfer Date, shall terminate.

                  (a) Mortgage Loans in Foreclosure. The servicing with respect to Mortgage Loans in foreclosure on or before the Transfer Date shall not be transferred from the Seller to the Purchaser or the successor servicer, as the case may be, and such Mortgage Loans shall continue to be serviced by the Seller pursuant to the terms of this Agreement. However, if the Purchaser so elects, the Purchaser may waive the provisions of this paragraph (a) and accept transfer of servicing of such Mortgage Loans and all amounts received by the Seller thereunder.

                  (b) Servicing Advances. Notwithstanding the fact that the Transfer Date has occurred, the Seller shall not be reimbursed for any Servicing Advances with respect to any Mortgage Loan until the Seller or the successor servicer receives a Monthly Payment or Liquidation Proceeds with respect to such Mortgage Loan. At such time, the Seller shall be entitled to be reimbursed for all unreimbursed Servicing Advances with respect to such Mortgage Loan on a first priority basis (but subject to any successor servicer's rights to reimbursement with respect to Servicing Advances) from the Monthly Payment or Liquidation Proceeds received with respect to such Mortgage Loan. This Section 6.03(b) shall survive the Transfer Date.

                  (c) Additional Termination Provisions. Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 120 days or more (a "Delinquent Mortgage Loan") or
(ii) a Mortgage Loan becomes an REO Property, the Purchaser may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property, upon 15 days' written notice to the Seller.

                                  ARTICLE VII

                                BOOKS AND RECORDS

                  Section 7.01 Possession of Servicing Files Prior to the Transfer Date. Prior to the Transfer Date, the contents of each Servicing File are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof. The Seller shall maintain in the Servicing File a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Purchaser. The possession of the Servicing File by the Seller is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Seller is in its capacity as Seller only and at the election of the Purchaser. The Seller shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Seller's servicing of the Mortgage Loans pursuant to this Agreement or is in connection with a repurchase of any Mortgage Loan pursuant to Section 7 of the Purchase Agreement.

                  The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser or its designee, and shall deliver to the Purchaser or its designee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 2.14.

                  The Seller shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell or transfer one or more of the Mortgage Loans, provided, however, that the transferee will not be deemed to be a Purchaser hereunder binding upon the Seller unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an assignment and assumption of this Agreement executed by the transferee shall have been delivered to the Seller. The Purchaser also shall advise the Seller of the transfer. Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

                                  ARTICLE VIII

                         INDEMNIFICATION AND ASSIGNMENT

                  Section 8.01 Indemnification. The Seller shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, and forfeitures, including, but not limited to reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to (a) perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement, and/or (b) comply with applicable law. The Seller immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Seller shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Seller's indemnification pursuant to Section 8 of the Purchase Agreement, or the failure of the Seller to (a) service and administer the Mortgage Loans in strict compliance with the terms of this Agreement and/or (b) comply with applicable law.

                  Section 8.02 Limitation on Liability of Seller and Others. Neither the Seller nor any of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Seller shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

                  Section 8.03 Limitation on Resignation and Assignment by Seller. The Purchaser has entered into this Agreement with the Seller and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Seller, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Seller shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall be granted or withheld in the sole discretion of the Purchaser.

                  The Seller shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller. Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in
Section 6.03.

                  Without in any way limiting the generality of this Section 8.03, in the event that the Seller either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or, subject to the provisions of the following paragraph, otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 6.03, without any payment of any penalty or damages and without any liability whatsoever to the Seller or any third party.

                  Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans and shall satisfy any requirements of this Agreement with respect to the qualifications of a successor to the Seller; provided however, that the successor or surviving Person shall have a net worth of at least $25,000,000.

                  Section 8.04 Assignment by Purchaser. The Purchaser shall have the right, without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement in the form of
Exhibit 8 hereto. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

                                   ARTICLE IX

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

                  The Purchaser warrants and represents to, and covenants and agrees with, the Seller as follows:

                  Section 9.01 Authority and Capacity. The execution, delivery and performance by the Purchaser of this Agreement has been and will remain duly and validly authorized by all necessary corporate action. This Agreement constitutes and will continue to constitute a legal, valid and enforceable obligation of the Purchaser.

                  Section 9.02 Assistance. To the extent possible, the Purchaser shall cooperate with and assist the Seller as requested by the Seller, in carrying out Seller's covenants, agreements duties and responsibilities under this Agreement and in connection therewith shall execute and deliver all such papers, documents and instruments as may be necessary and appropriate in furtherance thereof.

                                   ARTICLE X

                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  The Seller warrants and represents to, and covenants and agrees with, the Purchaser as follows:

                  Section 10.01 Due Organization and Authority. The Seller is a national association duly organized, validly existing and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Seller has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

                  Section 10.02 Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller;

                  Section 10.03 No Conflicts. Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  Section 10.04 Ability to Service. The Seller has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans;

                  Section 10.05 Ability to Perform. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  Section 10.06 No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

                  Section 10.07 No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the Servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the related Closing Date;

                  Section 10.08 No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.

                                   ARTICLE XI

                                     DEFAULT

                  Section 11.01 Events of Default. The following shall constitute an Event of Default under this Agreement on the part of the Seller:

                  (a) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

                  (b) the failure by the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

                  (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (d) the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

                  (e) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (f) the Seller and its Affiliates fail to maintain a minimum net worth of $25,000,000; or

                  (g) the Seller, if it is an Insured Depository Institution, shall become the subject of a cease and desist order of the Appropriate Federal Banking Agency or enters into a memorandum of understanding, consent agreement or any similar agreement with the Appropriate Federal Banking Agency, any of which, would have or is purportedly the result of, any condition which would have a material adverse effect on the Mortgage Loans, or the Seller's ability to service the Mortgage Loans as provided hereunder; or

                  (h) the Seller shall fail to maintain its status as Adequately Capitalized; or

                  (i) the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof.

                  In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Seller, may terminate all the rights and obligations of the Seller under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

                  Upon receipt by the Seller of such written notice, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.03.

                  Section 11.02 Waiver of Defaults. By a written notice, the Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.01 Notices. All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

                  (a) If to Purchaser to:

                            Lehman Brothers Bank, F.S.B.
                            745 Seventh Avenue
                            New York, New York 10019
                            Attention:  Manager Contract Finance

                  (b) If to Seller to:

                            First National Bank of Nevada
                            17600 North Perimeter Drive
                            Scottsdale AZ  85255
                            Attention: Secondary Marketing
                            Facsimile:  (480) 538-8769

                  Section 12.02 Waivers. Either the Seller or Purchaser may upon consent of all parties, by written notice to the others:

                  (a) Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

                  (b) Waive or modify performance of any of the obligations of the others hereunder.

                  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

                  Section 12.03 Entire Agreement; Amendment. This Agreement and the Purchase Agreement constitute the entire agreement between the parties with respect to servicing of the Mortgage Loans during the Interim Period. This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

                  Section 12.04 Execution; Binding Effect. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.03, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

                  Section 12.05 Headings. Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

                  Section 12.06 Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York.

                  Section 12.07 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. The duties and responsibilities of the Seller shall be rendered by them as independent contractors and not as an agent of Purchaser. The Seller shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

                  Section 12.08 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 12.09 Recordation of Assignments of Mortgage. To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

                  Section 12.10 Appointment and Designation of Master Servicer. The Purchaser hereby appoints and designates Aurora Loan Services, Inc. as its master servicer (the "Master Servicer") for the Mortgage Loans subject to this Agreement. The Seller is hereby authorized and instructed to take any and all instructions with respect to servicing the Mortgage Loans hereunder as if the Master Servicer were the Purchaser hereunder. The authorization and instruction set forth herein shall remain in effect until such time as the Seller shall receive written instruction from the Purchaser that such authorization and instruction is terminated.

                  IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date and year first above written.


                                       LEHMAN BROTHERS BANK, F.S.B.
                                           (the Purchaser)



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       FIRST NATIONAL BANK OF NEVADA
                                           (the Seller)



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT 1

                        FORM OF MONTHLY REMITTANCE ADVICE

LRSLNM         LHACCT           LHNTCD      LHPRIN      INT          LHTTOT            LHRPDT       LHTRDT
------         ------           ------      ------      ---          ------            ------       ------

                                                     $    -         $     -










1ST NATIONAL BANK OF ARIZONA                       MORTGAGE LOANS                     PROCESSING DATE             8/31/2004
                                                   INVESTOR REMITTANCE                PROCESSING THRU             8/31/2004
                                                   SUMMARY REPORT                     SYSTEM DATE                  9/1/2004

INVESTOR #

INVESTOR     SERVICER    NOTE  INV.   P & I        PERCT  PD TO  INVESTOR   INVESTOR  INTERIM      INVESTOR NET    INVESTOR      S
LOAN NBR.    LOAN NBR.   RATE  RATE   PAYMENT      OWNED  DATE   PRINCIPAL  INTEREST  REMITTANCE   DISBURSEMENT     ESCROW       T

                                      GROUP TOTAL                      0           0           0                0        0




                                    EXHIBIT 2

                     FORM OF CUSTODIAL ACCOUNT CERTIFICATION


                                                              _______ __, 200_

                  _____________________________________________ hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.04 of the Interim Servicing Agreement, dated as of September 24, 2004, Fixed and Adjustable Rate Mortgage Loans, Group 2004-1.

                  Title of Account: "First National Bank of Nevada, in trust for the registered Purchaser, Group 2004-1."

Account Number:
                -----------------------------------

Address of office or branch
of the Seller at
which Account is maintained:
                             ----------------------




                                       -----------------------------------------

                                       -----------------------------------------





                                       FIRST NATIONAL BANK OF NEVADA
                                       Seller



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT 3

                   FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                                _______ __, 200_
To:
    -----------------------------------------

    -----------------------------------------

    -----------------------------------------
    (the "Depository")

                  As Seller under the Interim Servicing Agreement, dated as of September 24, 2004, Fixed and Adjustable Rate Mortgage Loans, Group 2004-1 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.04 of the Agreement, to be designated as "First National Bank of Nevada, in trust for the Purchaser of the Fixed and Adjustable Rate Mortgage Loans - Group 2004-1". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                       FIRST NATIONAL BANK OF NEVADA
                                       Seller


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Date:

                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").



                                          --------------------------------------
                                                   Depository


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Date:

                                    EXHIBIT 4

                      FORM OF ESCROW ACCOUNT CERTIFICATION

                                                             _________ ___, 200_

                  __________________________________ hereby certifies that it has established the account described below as an Escrow Account pursuant to
Section 2.06 of the Interim Servicing Agreement, dated as of September 24, 2004, Fixed and Adjustable Rate Mortgage Loans, Group 2004-1.

                  Title of Account:_"First National Bank of Nevada in trust for the Purchaser of the Fixed and Adjustable Rate Mortgage Loans, Group 2004-1, and various Mortgagors."


Account Number:
                -----------------------------------

Address of office or branch
of the Seller at
which Account is maintained:
                             ----------------------




                                       -----------------------------------------

                                       -----------------------------------------





                                       FIRST NATIONAL BANK OF NEVADA
                                       Seller



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Date:



                                      4-1

                                    EXHIBIT 5

                     FORM OF ESCROW ACCOUNT LETTER AGREEMENT


                                                                _______ __, 200_
To:
    -----------------------------------------

    -----------------------------------------

    -----------------------------------------
    (the "Depository")


                  As Seller under the Interim Servicing Agreement, dated as of September 24, 2004, Fixed and Adjustable Rate Mortgage Loans, Group 2004-1 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.06 of the Agreement, to be designated as First National Bank of Nevada in trust for the Purchasers of Fixed and Adjustable Rate Mortgage Loans - Group 2004-1". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.




                                       FIRST NATIONAL BANK OF NEVADA
                                       Seller



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Date:


                                      5-1

                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                          --------------------------------------
                                          Depository



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Date:




                                      5-2

                                    EXHIBIT 6

                             MORTGAGE LOAN SCHEDULE

                             [Intentionally Omitted]




                                      6-1

                                    EXHIBIT 7

                         CONTENTS OF EACH MORTGAGE FILE

                  With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser:

     1) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of [Originator] by an authorized officer.

     2) The original of any guarantee executed in connection with the Mortgage Note.

     3) The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

     4) The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

     5) The original Assignment of Mortgage for each Mortgage Loan, in blank, in form and substance acceptable for recording.

     6) Originals of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such intervening assignment of mortgage has been dispatched to the


                                       7-1
         appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

     7)  The original mortgagee policy of title insurance.

     8) Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

     9) The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 2.11 of the Agreement.

     10) The PMI Policy or certificate of insurance or an electronic notation of the existence of such policy and the LPMI Policy, if applicable.

     11) Residential loan application.

     12) Mortgage Loan closing statement.

     13) Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program.

     14) Verification of acceptable evidence of source and amount of downpayment except for Mortgage Loans originated under a Limited Documentation Program.

     15) Credit report on the Mortgagor.

     16) Residential appraisal report.

     17) Photograph of the Mortgaged Property.

     18) Survey of the Mortgaged Property, if any.

     19) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

     20) All required disclosure statements.

     21) If available, termite report, structural engineer's report, water potability and septic certification.

     22) Sales contract, if applicable.



                                       7-2

     23) Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

     24) Amortization schedule.

                  In the event an Officer's Certificate of the Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Purchaser, within 120 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to Custodian. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.



                                       7-3

                                    EXHIBIT 8

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                   -------------------------------------------

                  ASSIGNMENT AND ASSUMPTION AGREEMENT, dated __________ __, 200_, between __________________________________, a ___________________
corporation ("Assignor") and ____________________., a _____________ corporation
("Assignee"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. The Assignor hereby grants, transfers and assigns to Assignee, as Purchaser, all of the right, title and interest of Assignor under that certain Interim Servicing Agreement, Conventional Residential Fixed and Adjustable Rate Mortgage Loans, Group 2004-1 (the "Interim Servicing Agreement"), dated as of September 24, 2004, by and between Lehman Brothers Bank, F.S.B (the "Purchaser"), and First National Bank of Nevada (the "Interim Servicer").

                  2. The Assignor warrants and represents to, and covenants with, the Assignee that:

                           a. The Assignor has not received notice of, and has
                  no knowledge of, any offsets, counterclaims or other defenses available to the Interim Servicer with respect to the Interim Servicing Agreement or the Mortgage Loans;

                           b. The Assignor has not waived or agreed to any
                  waiver under, or agreed to any amendment or other modification of, the Interim Servicing Agreement, including without limitation, the transfer of the servicing obligations under the Interim Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Interim Servicing Agreement; and

                  3. That Assignee warrants and represents to, and covenants with, the Assignor and the Interim Servicer pursuant to the Interim Servicing Agreement that the Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Interim Servicing Agreement and from and after the date hereof, the Assignee assumes for the benefit of each of the Interim Servicer and the Assignor all of the Assignor's obligations as Purchaser thereunder;

                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.


                                       8-1

----------------------------------            ----------------------------------
Assignor                                      Assignee

By:                                           By:
   -------------------------------                ------------------------------

Its:                                          Its:
   -------------------------------                ------------------------------

Taxpayer                                      Taxpayer
Identification No.                            Identification No.
                  ----------------                              ----------------

                                      8-2

                                    EXHIBIT 9

                            ACKNOWLEDGMENT AGREEMENT

                  On this ____ day of ____________, 200_, Lehman Brothers Bank, F.S.B, (the "Purchaser") as the Purchaser under that certain Interim Servicing Agreement dated as of September 24, 2004, (the "Agreement"), does hereby contract with the First National Bank of Nevada (the "Seller") as Seller under the Agreement, for the servicing responsibilities related to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto. The Seller hereby accepts the servicing responsibilities transferred hereby and on the date hereof assumes all servicing responsibilities related to the Mortgage Loans identified on the attached Mortgage Loan Schedule all in accordance with the Agreement. The contents of each Servicing File required to be delivered to service the Mortgage Loans pursuant to the Agreement have been or shall be delivered to the Seller by the Purchaser in accordance with the terms of the Agreement.

                  With respect to the Mortgage Loans made subject to the Agreement hereby, the Closing Date shall be ___________________.

                  All other terms and conditions of this transaction shall be governed by the Agreement.

                  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.



                                      9-1

                  This Acknowledgment Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                  PURCHASER:
                                  LEHMAN BROTHERS BANK. F.S.B.

                                  By:
                                          -----------------------------------
                                  Name:
                                          -----------------------------------
                                  Title:
                                          -----------------------------------


                                  SELLER:
                                  FIRST NATIONAL BANK OF NEVADA

                                  By:
                                          -----------------------------------
                                  Name:
                                          -----------------------------------
                                  Title:
                                          -----------------------------------



                                      9-2

                                   EXHIBIT 10


                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND ASSUMPTION, dated as of _______, 2000 between Lehman Brothers Bank, F.S.B. having an office at 745 Seventh Avenue, New York, New York 10019 ("Assignor") and First National Bank of Nevada, having an office at 7373 North Scottsdale Road, Suite A-280, Scottsdale AZ 85253 ("Assignee"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. The Assignor hereby grants, transfers and assigns to Assignee, all of the right, title and interest of Assignor, as "Servicer", with respect to the mortgage loans identified on Exhibit A (the "Mortgage Loans"), under that certain Custodial Agreement, dated as of July 13, 1999 (the "Agreement"), by and between Assignor as owner and servicer, and LaSalle National Bank (the "Custodian").

                  The Assignor specifically reserves any and all right, title and interest and all obligations of the Assignor with respect to any mortgage loans subject to the Agreement which are not the Mortgage Loans set forth on Exhibit A hereto and are not the subject of this Assignment and Assumption Agreement.

         2. The Assignor warrants and represents to, and covenants with, the Assignee that with respect to the Mortgage Loans:

                  a._______The Assignor is assigning its interest as Servicer under the Agreement for the sole purpose of permitting the Assignee as Servicer of the Mortgage Loans, to act as Servicer under the Agreement; and

                  b._______The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under the Agreement.

         3. The Assignee warrants and represents to, and covenants with, the Assignor and the Custodian pursuant to the Agreement that the Assignee agrees to be bound, as Servicer, by all of the terms, covenants and conditions of the Agreement and from and after the date hereof, the Assignee assumes for the benefit of the Assignor all of the Assignor's obligations as Servicer thereunder.


                                      10-1

                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.


FIRST NATIONAL BANK OF NEVADA             LEHMAN BROTHERS BANK, F.S.B.
                                          Assignor

Assignee



By:                                       By:
   -------------------------------            ----------------------------------



Its:                                      Its:
    ------------------------------            ----------------------------------


                                      10-2

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE





                             [Intentionally Omitted]